Exhibit 4.1

ARROW ELECTRONICS, INC.
and
THE BANK OF NEW YORK MELLON
(as successor to Bank of Montreal Trust Company)
AS TRUSTEE

SUPPLEMENTAL INDENTURE
Dated as of November 3, 2010
Supplemental to the Indenture
dated as of January 15, 1997
3.375% Notes due 2015
5.125% Notes due 2021

          SUPPLEMENTAL INDENTURE, dated as of November 3, 2010, between ARROW ELECTRONICS, INC., a corporation duly organized and existing under the laws of the State of New York (the “Company”), and THE BANK OF NEW YORK MELLON (as successor to Bank of Montreal Trust Company), a New York banking corporation organized and existing under the laws of the State of New York, as Trustee (the “Trustee”).
RECITALS OF THE COMPANY
          The Company has heretofore executed and delivered to Bank of Montreal Trust Company, an indenture dated as of January 15, 1997 (the “Original Indenture”), to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (the “Securities”), the form and terms of which are to be established as set forth in Section 2.1 and 2.3 of the Original Indenture.
          Section 9.1 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of the Securities of any series as permitted in Sections 2.3 of the Original Indenture.
          The Company desires to create a series of the Securities in an aggregate principal amount of up to $250,000,000 to be designated the “3.375% Notes Due 2015” and a series of the Securities in an aggregate principal amount of up to $250,000,000 to be designated the “5.125% Notes Due 2021” (together with the 3.375% Notes Due 2015, the “Senior Notes”), and all action on the part of the Company necessary to authorize the issuance of the Senior Notes under the Original Indenture and this Supplemental Indenture has been duly taken.
          All acts and things necessary to make the Senior Notes, when executed by the Company and completed, authenticated and delivered by the Trustee as provided in the Original Indenture and this Supplemental Indenture, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed.
          NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:
          That in consideration of the premises and of the acceptance and purchase of the Senior Notes by the Holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of the Holders of the Senior Notes, as follows:
ARTICLE ONE
Definitions
          The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture, the form of the 3.375% Notes Due

2015 attached hereto as Exhibit A and the form of the 5.125% Notes Due 2021 attached hereto as Exhibit B.
ARTICLE TWO
Terms and Issuance of the Senior Notes
SECTION 201. Issue of Senior Notes.
          A series of Securities which shall be designated the “3.375% Notes Due 2015” and a series of Securities which shall be designated the “5.125% Notes Due 2021” shall be executed, authenticated and delivered from time to time in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of, the Original Indenture and this Supplemental Indenture (including the form of the 3.375% Notes Due 2015 set forth in Exhibit A hereto and the form of the 5.125% Notes Due 2021 set forth in Exhibit B hereto). The aggregate principal amount of the 3.375% Notes Due 2015 which may be authenticated and delivered under the Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, initially exceed $250,000,000; provided that the Company may from time to time, without the consent of the Holders of the 3.375% Notes Due 2015, issue additional 3.375% Notes Due 2015, which additional 3.375% Notes Due 2015 shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the 3.375% Notes Due 2015 and have the same terms as to status, redemption or otherwise as the 3.375% Notes Due 2015. The aggregate principal amount of the 5.125% Notes Due 2021 which may be authenticated and delivered under the Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, initially exceed $250,000,000; provided that the Company may from time to time, without the consent of the Holders of the 5.125% Notes Due 2021, issue additional 5.125% Notes Due 2021, which additional 5.125% Notes Due 2021 shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the 5.125% Notes Due 2021 and have the same terms as to status, redemption or otherwise as the 5.125% Notes Due 2021.
SECTION 202. Form of Senior Notes; Incorporation of Terms.
          The form of the 3.375% Notes Due 2015 shall be substantially in the form of Exhibit A attached hereto and the form of the 5.125% Notes Due 2021 shall be substantially in the form of Exhibit B attached hereto. The terms of such Senior Notes are herein incorporated by reference and are part of this Supplemental Indenture.
SECTION 203. Registered Global Securities.
          The Senior Notes will be issuable as Registered Securities and in the form of Registered Global Securities. The initial Depositary for the Senior Notes issued in the form of Registered Global Securities shall be the Depository Trust Company in The City of New York.

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SECTION 204. Place of Payment.
          The Place of Payment in respect of the Senior Notes will be at the principal office or place of business of the Trustee or its successor in trust under the Indenture, which, at the date hereof, is located at 101 Barclay Street, New York, NY 10286, Attention: Corporate Trust Trustee.
SECTION 205. Redemption.
          The 3.375% Notes Due 2015 and the 5.125% Notes Due 2021 are subject to redemption at the option of the Company in the manner and on the terms set forth in the form of the 3.375% Notes Due 2015 attached hereto as Exhibit A and the form of the 5.125% Notes Due 2021 attached hereto as Exhibit B, respectively.
SECTION 206. Change of Control Put.
          If a Change of Control Triggering Event occurs with respect to the 3.375% Notes Due 2015 (as defined in the form of the 3.375% Notes Due 2015 attached hereto as Exhibit A) or with respect to the 5.125% Notes Due 2021 (as defined in the form of the 5.125% Notes Due 2021 attached hereto as Exhibit B), unless the Company has exercised its right to redeem such Senior Notes as described in such Senior Notes, the Company will be required to make an offer to each holder of the affected series of Senior Notes to purchase that holder’s Senior Notes in the manner and on the terms set forth in the form of the 3.375% Notes Due 2015 attached hereto as Exhibit A, or the form of the 5.125% Notes Due 2021 attached hereto as Exhibit B.
SECTION 207. Denominations
     The Senior Notes shall be issued in denominations of $2,000 and higher multiples of $1,000.
ARTICLE THREE
Miscellaneous
SECTION 301. Execution as Supplemental Indenture.
          This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Supplemental Indenture forms a part thereof.
SECTION 302. Conflict with Trust Indenture Act.
          If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

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SECTION 303. Effect of Headings.
          The Article and Section headings herein are for convenience only and shall not affect the construction hereof.
SECTION 304. Successors and Assigns.
          All covenants and agreements by the Company in this Supplemental Indenture shall bind its successors and assigns, whether so expressed or not.
SECTION 305. Separability Clause.
          In case any provision in this Supplemental Indenture or in the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
SECTION 306. Benefits of Supplemental Indenture.
          Nothing in this Supplemental Indenture or in the Senior Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.
SECTION 307. Execution and Counterparts.
          This Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

ARROW ELECTRONICS, INC.
By	/s/ Peter S. Brown
	Name:	Peter S. Brown
	Title:	Senior VP

THE BANK OF NEW YORK MELLON, as Trustee
By	/s/ Raymond K. O’Neil
	Name:	Raymond K. O’Neil
	Title:	Senior Associate

EXHIBIT A

CUSIP: 04273W AA9
No.	$[ ]
[Unless and until it is exchanged in whole or in part for Notes in definitive registered form, this Note may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.]*
ARROW ELECTRONICS, INC.
3.375% Note due 2015
     ARROW ELECTRONICS, INC., a New York corporation (the “Company”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [Cede & Co.]*, [        ] or registered assigns, at the office or agency of the Company in New York, New York, the principal sum of [   ] dollars ($[   ]) on November 1, 2015, in the coin or currency of the United States, and to pay interest semi-annually on May 1 and November 1 of each year, commencing May 1, 2011 on said principal at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the May 1 or the November 1, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on this Note, in which case from November 3, 2010 until payment of said principal sum has been made or duly provided for, provided, however, that payment of interest, if any, may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer as provided in the Indenture. Notwithstanding the foregoing, if the date hereof is after April 15 or October 15, as the case may be, and before the following May 1 or November 1, this Note shall bear interest from such May 1 or November 1; provided, that if the Company shall default in the payment of interest due on such May 1 or November 1, then this Note shall bear interest from the next preceding May 1 or November 1, to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on this Note, November 3, 2010. The interest so payable on any May 1 or November 1 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the April 15 or October 15, as the case may be, next preceding such May 1 or November 1, whether or not such day is a Business Day.
     Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.
     This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee under the Indenture referred to on the reverse hereof.

* Include in Notes issued as Registered Global Securities.

     IN WITNESS WHEREOF, ARROW ELECTRONICS, INC., has caused this instrument to be signed manually or by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.
Date: [   ]

ARROW ELECTRONICS, INC.
By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: [ ]	THE BANK OF NEW YORK MELLON, as Trustee
By:
Authorized Signatory

REVERSE OF NOTE
ARROW ELECTRONICS, INC.
3.375% Note due 2015
     This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of January 15, 1997 (herein called “Indenture”), duly executed and delivered by the Company to The Bank Of New York Mellon (as successor to Bank of Montreal Trust Company) (herein called the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 3.375% Senior Notes due 2015 of the Company, (the “Notes”) initially limited in aggregate principal amount to $250,000,000.
     Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal but shall not pay interest on overdue installments of interest. If a payment date is not a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day, and no interest shall accrue for the intervening period.
     In case an Event of Default with respect to the 3.375% Notes due 2015 shall have occurred and be continuing, the Principal hereof and the interest accrued hereon, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.
     The Indenture contains provisions that provide that, without prior notice to any Holders, the Company and the Trustee may amend the Indenture and the Securities of any series with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities of all series affected by such supplemental indenture (all such series voting as one class), and the Holders of a majority in aggregate principal amount of the outstanding Securities of all series affected thereby (all such series voting as one class) by written notice to the Trustee may waive future compliance by the Company with any provision of the Indenture or the Securities of such series provided that, without the consent of each Holder of the Securities of each series affected thereby an amendment or waiver, including a waiver of past defaults, may not: (i) extend the stated maturity of the Principal of, or any sinking fund obligation or any installment of interest on such Holder’s Security, or reduce the principal amount thereof or the rate of interest thereon (including any amount in respect of original issue discount), or any premium payable with respect thereto, or adversely affect the rights of such Holder under any mandatory redemption or repurchase provision or any right of redemption or repurchase at the option of such Holder, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity or the amount thereof provable in bankruptcy, or change any place of payment where, or the currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the due date therefor; (ii) reduce the percentage in principal amount of outstanding Securities of the relevant series the consent of whose Holders is required for any such supplemental indenture or for any waiver of compliance with certain provisions of the Indenture or certain Defaults and their consequences provided for in the Indenture; (iii) waive a Default in the payment of Principal of or interest on any Security of such Holder; or (iv) modify any of the provisions of the Indenture governing supplemental indentures with the consent of the Holders, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby.
     It is also provided in the Indenture that, subject to certain conditions, the Holders of at least a majority in aggregate principal amount of the outstanding Securities of all series affected (voting as a single class), by notice to the Trustee, may waive an existing Default or Event of Default with respect to the Securities of such series and its consequences, except a Default in the payment of Principal of or interest on any Security or in respect of a covenant or provision of the Indenture that cannot be modified or amended without the consent of the Holder of each outstanding Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Securities of such series arising therefrom shall be deemed to have been cured, for every purpose of the Indenture, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.
     The Company may from time to time, without notice to or the consent of the registered Holders, create and issue further Securities ranking pari passu with the Notes and with the same terms in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further Securities or except for the first payment of interest following the issue date of such further Securities) and so that such further Securities may be consolidated and form a single series with the Notes and have the same term as to status, redemption or otherwise as the Notes.
     The Indenture provides that a series of Securities may include one or more tranches (each, a “tranche”) of Securities, including Securities issued in a Periodic Offering. The Securities of different tranches may have one or more different terms, including authentication dates and public offering prices, but all the Securities within each such tranche shall have identical terms, including authentication date and public offering price. Notwithstanding any other provision of the Indenture, subject to certain exceptions, with respect to sections of the Indenture concerning the execution, authentication and terms of the Securities, redemption of the Securities, Events of Default of the Securities, defeasance of the Securities and amendment of the Indenture, if any series of Securities includes more than one tranche, all provisions of such sections applicable to any series of Securities shall be deemed equally applicable to each tranche of any series of Securities in the same manner as though originally designated a series unless otherwise provided with respect to such series or tranche pursuant to Section 2.3 of the Indenture establishing such series or tranche.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay

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the principal of and interest on this Note in the manner, at the place, at the respective times, at the rate and in the coin or currency herein prescribed.
     The Notes are issuable initially only in registered form without coupons in denominations of $2,000 and any higher multiple of $1,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but, without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.
     The Notes will be redeemable in whole or from time to time in part, at the option of the Company on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100 percent of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of the interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to such Redemption Date; provided that installments of interest on the Notes which are due and payable on an Interest Payment Date falling on or prior to the relevant Redemption Date shall be payable to the Holders of such Notes, registered as such at the close of business on the relevant record date according to their terms and the provisions of the Indenture and provided further that the principal amount of a Note remaining outstanding after redemption in part shall be $2,000 or an integral multiple of $1,000 in excess thereof.
     For purposes of this Note, the following terms have the following meanings:
     “Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.
     “Comparable Treasury Price” means (i) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than five such Reference Treasure Dealer Quotations, the average of all such quotations.
     “Independent Investment Banker” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated and their successors or, if such firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.
     “Reference Treasury Dealer” means (i) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. government

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securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute for such firm another Primary Treasury Dealer, and (ii) any two other Primary Treasury Dealers selected by the Independent Investment Banker after consultation with the Company.
     “Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.
     “Treasury Rate” means, with respect to any Redemption Date for the Notes, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-maturity to the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.
     If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its right to redeem the Notes as described above, the Company will be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or a multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a denomination of $2,000 or higher multiple of $1,000.
     Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Company’s option, prior to any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Company has exercised its right to redeem the Notes as provided above, the Company will mail a notice (a “Change of Control Offer”) to each Holder of the Notes with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed prior to the date of consummation of the

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Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice.
     On each Change of Control Payment Date, the Company will, to the extent lawful:
•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the applicable Change of Control Offer;

•	deposit with the Paying Agent an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the applicable Change of Control Offer; and

•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.
     The Company will comply, to the extent applicable, with the requirements of Rule 14(e)-1 of the Securities Exchange Act of 1934, as amended and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached the Company’s obligations by virtue thereof.
     Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Option of Holder to Elect Purchase” attached hereto completed, to the paying agent at the address specified in the notice, or transfer their Notes to the paying agent by book-entry transfer pursuant to the applicable procedures of the paying agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.
     The Company will not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company will not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.
     If Holders of not less than 95% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company, as described above, purchases all of the Notes validly tendered and not withdrawn by such holders, the Company will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash

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equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption (subject to the right of Holders of record on a record date to receive interest on the relevant Interest Payment Date).
     For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:
     “Change of Control” means the occurrence of any one of the following:
(a)	the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) other than to the Company or one of its Subsidiaries;

(b)	the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the Company’s outstanding Voting Stock, measured by voting power rather than number of shares;

(c)	the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person immediately after giving effect to such transaction;

(d)	the first day on which the majority of the members of the Company’s board of directors cease to be Continuing Directors; or

(e)	the adoption of a plan relating to the Company’s liquidation or dissolution.
     “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.
     “Continuing Director” means, as of any date of determination, any member of the Company’s board of directors who:
(1) was a member of such board of directors on October 29, 2010; or

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(2) was nominated for election, elected or appointed to the Company’s board of directors with the approval of a majority of the Continuing Directors who were members of the Company’s board of directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).
     “Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Company.
     “Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.
     “Rating Agency” means each of Moody’s and S&P; provided, that if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available, the Company will appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act of 1934, as amended.
     “Ratings Event” means ratings of the Notes are lowered by each of the Rating Agencies and the Notes are rated below Investment Grade by each of the Rating Agencies in any case on any day during the period (the “Trigger Period”) commencing on the date 60 days prior to the first public announcement by us of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the Rating Agencies).
     “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.
     “Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.
     Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.
     Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.
     The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the

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purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.
     No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present, or future, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

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FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
(Please Insert Social Security Number or Other Identification Number of Assignee)

(Please Print or Type Name and Address, Including Zip Code, of Assignee)

the within Note and all right thereunder hereby irrevocably constituting and appointing, such person attorney to transfer such Note on the books of the Issuer, with full power of substitution in the premises.

Name:	Signature:

Dated:

NOTICE:	The name on this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

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OPTION OF HOLDER TO ELECT PURCHASE

To:	Paying Agent
     The undersigned registered owner of this Note acknowledges receipt of a notice from Arrow Electronics, Inc. (the “Company”) regarding a Change of Control Triggering Event, and requests and instructs the Company to purchase the entire principal amount of this Note, or the portion thereof (which is $2,000 or higher multiple of $1,000) set forth below, in accordance with the terms of the Notes at the price of 101% of such entire principal amount or portion thereof, together with accrued and unpaid interest to, but excluding, the date of purchase.

Dated:

Name:

Signature(s):

NOTICE: The name of the Holder hereof must correspond with the name as written upon the face of the Securities in every particular without alteration or enlargement or any change whatever.

Principal amount to be repurchased (if less than all):	$
(must be $2,000 or higher multiples of $1,000, provided that the principal amount of this Security that remains outstanding after giving the effect to the purchase must have a denomination of $2,000 or a higher multiple of $1,000)
Social Security or Other Taxpayer Identification Number:

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EXHIBIT B

CUSIP: 04273W AB7
No.	$[ ]
[Unless and until it is exchanged in whole or in part for Notes in definitive registered form, this Note may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.]*
ARROW ELECTRONICS, INC.
5.125% Note due 2021
     ARROW ELECTRONICS, INC., a New York corporation (the “Company”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [Cede & Co.]*, [   ] or registered assigns, at the office or agency of the Company in New York, New York, the principal sum of [     ] dollars ($[     ]) on March 1, 2021, in the coin or currency of the United States, and to pay interest semi-annually on March 1 and September 1 of each year, commencing March 1, 2011, on said principal at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the March 1 or the September 1, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on this Note, in which case from November 3, 2010 until payment of said principal sum has been made or duly provided for, provided, however, that payment of interest, if any, may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer as provided in the Indenture. Notwithstanding the foregoing, if the date hereof is after February 15 or August 15, as the case may be, and before the following March 1 or September 1, this Note shall bear interest from such March 1 or September 1; provided, that if the Company shall default in the payment of interest due on such March 1 or September 1, then this Note shall bear interest from the next preceding March 1 or September 1, to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on this Note, November 3, 2010. The interest so payable on any March 1 or September 1 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the February 15 or August 15, as the case may be, next preceding such March 1 or September 1, whether or not such day is a Business Day.
     Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.
     This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee under the Indenture referred to on the reverse hereof.

*Include in Notes issued as Registered Global Securities.

     IN WITNESS WHEREOF, ARROW ELECTRONICS, INC., has caused this instrument to be signed manually or by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.
Date: [     ]

ARROW ELECTRONICS, INC.
By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: [ ]	THE BANK OF NEW YORK MELLON, as Trustee
By:
Authorized Signatory

REVERSE OF NOTE
ARROW ELECTRONICS, INC.
5.125% Note due 2021
     This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of January 15, 1997 (herein called “Indenture”), duly executed and delivered by the Company to The Bank Of New York Mellon (as successor to Bank of Montreal Trust Company) (herein called the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 5.125% Senior Notes due 2021 of the Company, (the “Notes”) initially limited in aggregate principal amount to $250,000,000.
     Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal but shall not pay interest on overdue installments of interest. If a payment date is not a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day, and no interest shall accrue for the intervening period.
     In case an Event of Default with respect to the 5.125% Notes due 2021 shall have occurred and be continuing, the Principal hereof and the interest accrued hereon, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.
     The Indenture contains provisions that provide that, without prior notice to any Holders, the Company and the Trustee may amend the Indenture and the Securities of any series with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities of all series affected by such supplemental indenture (all such series voting as one class), and the Holders of a majority in aggregate principal amount of the outstanding Securities of all series affected thereby (all such series voting as one class) by written notice to the Trustee may waive future compliance by the Company with any provision of the Indenture or the Securities of such series provided that, without the consent of each Holder of the Securities of each series affected thereby an amendment or waiver, including a waiver of past defaults, may not: (i) extend the stated maturity of the Principal of, or any sinking fund obligation or any installment of interest on such Holder’s Security, or reduce the principal amount thereof or the rate of interest thereon (including any amount in respect of original issue discount), or any premium payable with respect thereto, or adversely affect the rights of such Holder under any mandatory redemption or repurchase provision or any right of redemption or repurchase at the option of such Holder, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity or the amount thereof provable in bankruptcy, or change any place of payment where, or the currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the due date therefor; (ii) reduce the percentage in principal amount of outstanding Securities of the relevant series the consent of whose Holders is required for any such supplemental indenture or for any waiver of compliance with certain provisions of the Indenture or certain Defaults and their consequences provided for in the Indenture; (iii) waive a Default in the payment of Principal of or interest on any Security of such Holder; or (iv) modify any of the provisions of the Indenture governing supplemental indentures with the consent of the Holders, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby.
     It is also provided in the Indenture that, subject to certain conditions, the Holders of at least a majority in aggregate principal amount of the outstanding Securities of all series affected (voting as a single class), by notice to the Trustee, may waive an existing Default or Event of Default with respect to the Securities of such series and its consequences, except a Default in the payment of Principal of or interest on any Security or in respect of a covenant or provision of the Indenture that cannot be modified or amended without the consent of the Holder of each outstanding Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Securities of such series arising therefrom shall be deemed to have been cured, for every purpose of the Indenture, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.
     The Company may from time to time, without notice to or the consent of the registered Holders, create and issue further Securities ranking pari passu with the Notes and with the same terms in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further Securities or except for the first payment of interest following the issue date of such further Securities) and so that such further Securities may be consolidated and form a single series with the Notes and have the same term as to status, redemption or otherwise as the Notes.
     The Indenture provides that a series of Securities may include one or more tranches (each, a “tranche”) of Securities, including Securities issued in a Periodic Offering. The Securities of different tranches may have one or more different terms, including authentication dates and public offering prices, but all the Securities within each such tranche shall have identical terms, including authentication date and public offering price. Notwithstanding any other provision of the Indenture, subject to certain exceptions, with respect to sections of the Indenture concerning the execution, authentication and terms of the Securities, redemption of the Securities, Events of Default of the Securities, defeasance of the Securities and amendment of the Indenture, if any series of Securities includes more than one tranche, all provisions of such sections applicable to any series of Securities shall be deemed equally applicable to each tranche of any series of Securities in the same manner as though originally designated a series unless otherwise provided with respect to such series or tranche pursuant to Section 2.3 of the Indenture establishing such series or tranche.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay

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the principal of and interest on this Note in the manner, at the place, at the respective times, at the rate and in the coin or currency herein prescribed.
     The Notes are issuable initially only in registered form without coupons in denominations of $2,000 and any higher multiple of $1,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but, without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.
     The Notes will be redeemable in whole or from time to time in part, at the option of the Company on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100 percent of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of the interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 40 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to such Redemption Date; provided that installments of interest on the Notes which are due and payable on an Interest Payment Date falling on or prior to the relevant Redemption Date shall be payable to the Holders of such Notes, registered as such at the close of business on the relevant record date according to their terms and the provisions of the Indenture and provided further that the principal amount of a Note remaining outstanding after redemption in part shall be $2,000 or an integral multiple of $1,000 in excess thereof.
     For purposes of this Note, the following terms have the following meanings:
     “Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.
     “Comparable Treasury Price” means (i) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than five such Reference Treasure Dealer Quotations, the average of all such quotations.
     “Independent Investment Banker” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated and their successors or, if such firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.
     “Reference Treasury Dealer” means (i) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. government

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securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute for such firm another Primary Treasury Dealer, and (ii) any two other Primary Treasury Dealers selected by the Independent Investment Banker after consultation with the Company.
     “Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.
     “Treasury Rate” means, with respect to any Redemption Date for the Notes, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-maturity to the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.
     If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its right to redeem the Notes as described above, the Company will be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or a multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a denomination of $2,000 or higher multiple of $1,000.
     Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Company’s option, prior to any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Company has exercised its right to redeem the Notes as provided above, the Company will mail a notice (a “Change of Control Offer”) to each Holder of the Notes with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed prior to the date of consummation of the

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Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice.
     On each Change of Control Payment Date, the Company will, to the extent lawful:
•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the applicable Change of Control Offer;

•	deposit with the Paying Agent an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the applicable Change of Control Offer; and

•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.
     The Company will comply, to the extent applicable, with the requirements of Rule 14(e)-1 of the Securities Exchange Act of 1934, as amended and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached the Company’s obligations by virtue thereof.
     Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Option of Holder to Elect Purchase” attached hereto completed, to the paying agent at the address specified in the notice, or transfer their Notes to the paying agent by book-entry transfer pursuant to the applicable procedures of the paying agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.
     The Company will not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company will not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.
     If Holders of not less than 95% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company, as described above, purchases all of the Notes validly tendered and not withdrawn by such holders, the Company will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash

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equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption (subject to the right of Holders of record on a record date to receive interest on the relevant Interest Payment Date).
     For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:
     “Change of Control” means the occurrence of any one of the following:
(a)	the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) other than to the Company or one of its Subsidiaries;

(b)	the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the Company’s outstanding Voting Stock, measured by voting power rather than number of shares;

(f)	the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person immediately after giving effect to such transaction;

(g)	the first day on which the majority of the members of the Company’s board of directors cease to be Continuing Directors; or

(h)	the adoption of a plan relating to the Company’s liquidation or dissolution.
     “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.
     “Continuing Director” means, as of any date of determination, any member of the Company’s board of directors who:
(1) was a member of such board of directors on October 29, 2010; or

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(2) was nominated for election, elected or appointed to the Company’s board of directors with the approval of a majority of the Continuing Directors who were members of the Company’s board of directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).
     “Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Company.
     “Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.
     “Rating Agency” means each of Moody’s and S&P; provided, that if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available, the Company will appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act of 1934, as amended.
     “Ratings Event” means ratings of the Notes are lowered by each of the Rating Agencies and the Notes are rated below Investment Grade by each of the Rating Agencies in any case on any day during the period (the “Trigger Period”) commencing on the date 60 days prior to the first public announcement by us of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the Rating Agencies).
     “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.
     “Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.
     Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.
     Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.
     The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the

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purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.
     No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present, or future, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

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FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
(Please Insert Social Security Number or Other Identification Number of Assignee)

(Please Print or Type Name and Address, Including Zip Code, of Assignee)

the within Note and all right thereunder hereby irrevocably constituting and appointing, such person attorney to transfer such Note on the books of the Issuer, with full power of substitution in the premises.

Name:	Signature:

Dated:

NOTICE:	The name on this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

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OPTION OF HOLDER TO ELECT PURCHASE

To:	Paying Agent
     The undersigned registered owner of this Note acknowledges receipt of a notice from Arrow Electronics, Inc. (the “Company”) regarding a Change of Control Triggering Event, and requests and instructs the Company to purchase the entire principal amount of this Note, or the portion thereof (which is $2,000 or higher multiple of $1,000) set forth below, in accordance with the terms of the Notes at the price of 101% of such entire principal amount or portion thereof, together with accrued and unpaid interest to, but excluding, the date of purchase.
Dated:

Name:

Signature(s):

NOTICE: The name of the Holder hereof must correspond with the name as written upon the face of the Securities in every particular without alteration or enlargement or any change whatever.

Principal amount to be repurchased (if less than all):	$
(must be $2,000 or higher multiples of $1,000, provided that the principal amount of this Security that remains outstanding after giving the effect to the purchase must have a denomination of $2,000 or a higher multiple of $1,000)
Social Security or Other Taxpayer Identification Number:

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